Note 11 - Nonrecourse Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Nonrecourse Debt [Text Block]
11.          NONRECOURSE DEBT

Nonrecourse debt obligations consist of the following:

	June 30, 2012	December 31, 2011*
Note payable to bank, due January 2016, with interest at 5.5%; payable in quarterly installments of $82,031, collateralized by Woodstock Hills assets including turbines and improvements, rights to payment under leases and the power purchase contract	$1,103,654	$1,234,287

Note payable to a bank, bearing interest at 6-month LIBOR plus 2.75 basis points (3.5% at December 31, 2011); due April 2026; principal and interest payments due semi-annually; collateralized by all Valley View wind farm project assets; see Note 12 for interest rate swap disclosure	9,917,483	10,153,208
Total nonrecourse debt	11,021,137	11,387,495
Less current portion	(760,785)	(737,167)
Total Long-term portion	$10,260,352	$10,650,328

*Derived from December 31, 2011 audited financial statements

16.      NONRECOURSE DEBT

Nonrecourse debt obligations consist of the following:

	December 31, 2011	December 31, 2010
Note payable to bank, due January 2016, with interest at 5.5%; payable in quarterly installments of $82,031, collateralized by Woodstock Hills assets including turbines and improvements, rights to payment under leases and the power purchase contract	$1,234,287	$-

Note payable to a bank, bearing interest at 6-month LIBOR plus 2.75 basis points (3.5% at December 31, 2011); due April 2026; principal and interest payments due semi-annually; collateralized by all Valley View wind farm project assets; see Note 17 for interest rate swap disclosure	10,153,208	-
Total nonrecourse debt	11,387,495	-
Less current portion	(737,167)	-
Long-term portion	$10,650,328	$-

The future minimum principal payments of the nonrecourse debt are as follows:

For the period ended December 31,
2012	$737,167
2013	784,606
2014	835,162
2015	888,673
2016	630,349
Thereafter	7,511,538
Total	$11,387,495

In conjunction with the Woodstock Hills nonrecourse bank note, a maintenance and repair reserve of $250,000 is required to be maintained. The bank is permitting this reserve to be funded ratably over eight quarters at $31,250 per quarter.  The balance of the cash reserve is $93,750 at December 31, 2011 and is included in long term assets under the caption Escrow Cash Reserves for Contractual Commitments.

The Valley View wind farm nonrecourse debt originally was a $10,300,000 construction loan that converted to a term loan upon completion of construction in November.   The credit facility also includes a standby letter of credit in an amount of $750,000 pursuant to a security fund provision in the PPA. Substantially all assets and contract rights of the Valley View wind farm are pledged as security under the Financing Agreement. The Financing Agreement carries a two-year guarantee by the turbine supplier that the project will maintain a certain debt service coverage ratio.   The Financing Agreement and the related mortgage documents contain reporting requirements and restrictive loan covenants, which require the maintenance of various financial ratios.

In conjunction with the Valley View nonrecourse bank note, maintenance and debt service cash reserves of $150,000 and $450,000, respectively, are required to be maintained. These required reserves of $600,000 were deposited into escrow accounts held by the lender at the time of the term loan closing.  The amounts are included under the caption Escrowed Cash Reserves for Contractual Commitments.